Summary prospectus supplement	December 30, 2012

Putnam Global Technology Fund Summary Prospectus dated December 30, 2012

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Brian Hertzog and Di Yao.

Mr. Hertzog, who joined the fund in May 2012, has been employed by Putnam Management as an Analyst since 2005.

Mr. Yao, who joined the fund in December 2012, has been employed by The Putnam Advisory Company, LLC as an Analyst since 2008 and by Putnam Management from 2005 to 2008 as a Programmer Analyst, Equity Research.

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